                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                       Snow, Phipps Group, L.P.

Address of Joint Filer:                    667 Madison Avenue, 10th Floor
                                           New York, NY  10065

Relationship of Joint Filer to Issuer:     Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:  Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                          3/26/2021

Designated Filer:                          SPG GP, LLC

Signature:

Snow Phipps Group, L.P.

/s/ Ian Snow
-------------------------------
Name:   Ian Snow
Title:  Managing Member

April 7, 2021
--------------
Date

                            Joint Filer Information

Name of Joint Filer:                       S.P.G. Co-Investment, L.P.

Address of Joint Filer:                    667 Madison Avenue, 10th Floor
                                           New York, NY  10065

Relationship of Joint Filer to Issuer:     Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:  Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                          3/26/2021

Designated Filer:                          SPG GP, LLC

Signature:

S.P.G. Co-Investment, L.P.

/s/ Ian Snow
-------------------------------
Name:   Ian Snow
Title:  Managing Member

April 7, 2021
--------------
Date

                            Joint Filer Information

Name of Joint Filer:                       Snow, Phipps Group (B), L.P.

Address of Joint Filer:                    667 Madison Avenue, 10th Floor
                                           New York, NY  10065

Relationship of Joint Filer to Issuer:     Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:  Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                          3/26/2021

Designated Filer:                          SPG GP, LLC

Signature:

Snow, Phipps Group (B), L.P.

/s/ Ian Snow
-------------------------------
Name:   Ian Snow
Title:  Managing Member

April 7, 2021
--------------
Date

                            Joint Filer Information

Name of Joint Filer:                       Snow, Phipps Group (Offshore), L.P.

Address of Joint Filer:                    667 Madison Avenue, 10th Floor
                                           New York, NY  10065

Relationship of Joint Filer to Issuer:     Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:  Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                          3/26/2021

Designated Filer:                          SPG GP, LLC

Signature:

Snow, Phipps Group (Offshore), L.P.

/s/ Ian Snow
-------------------------------
Name:   Ian Snow
Title:  Managing Member

April 7, 2021
--------------
Date

                            Joint Filer Information

Name of Joint Filer:                       Snow, Phipps Group (RPV), L.P.

Address of Joint Filer:                    667 Madison Avenue, 10th Floor
                                           New York, NY  10065

Relationship of Joint Filer to Issuer:     Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:  Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                          3/26/2021

Designated Filer:                          SPG GP, LLC

Signature:

Snow, Phipps Group (RPV), L.P.

/s/ Ian Snow
-------------------------------
Name:   Ian Snow
Title:  Managing Member

April 7, 2021
--------------
Date